UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2013
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Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)
 ___________________________

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 46600 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On August 26, 2013, Silicon Graphics International Corp. (the “Company”) entered into a Separation Agreement with Anthony Carrozza, the Company’s Executive Vice President of Worldwide Sales (“Separation Agreement”).  In exchange for a general release of any and all existing, future and potential claims against the Company, the Company will provide Mr. Carrozza the following benefits upon his termination under the terms of the Separation Agreement:

•	separation pay of twelve (12) months of base salary ($300,000) payable in twenty-six (26) equal installments in accordance with the Company’s normal payroll practices;

•
medical, vision and dental COBRA premium reimbursement for Mr. Carrozza and any dependents currently on the Company’s benefits plans until the sooner of Mr. Carrozza becoming eligible for such benefits through another plan or for up to twelve (12) months immediately following his separation date; and

•	the ability to exercise any Company derivative equity securities vested as of his separation date for up to twelve (12) months following his separation date.

Pursuant to the Age Discrimination in Employment Act, Mr. Carrozza may revoke the Separation Agreement until September 2, 2013.

The foregoing description of the Separation Agreement is a summary of its material terms and does not purport to be complete.  This summary is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2013, the Company announced that Anthony Carrozza, the Company’s Executive Vice President of Worldwide Sales, is leaving the Company.  A copy of the Company’s press release is attached as Exhibit 99.1.  Mr. Carrozza will remain with the Company until November 15, 2013 to transition his duties and to manage the Company’s sales efforts until a replacement is found.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

10.1	Separation Agreement dated August 26, 2013 between the Company and Anthony Carrozza
99.1	Company press release dated August 28, 2013 announcing the departure of Anthony Carrozza

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.
Dated: August 28, 2013	By:	/s/ Jennifer W. Pileggi
Jennifer W. Pileggi
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
10.1	Separation Agreement dated August 26, 2013 between the Company and Anthony Carrozza
99.1	Company press release dated August 28, 2013 announcing the departure of Anthony Carrozza